SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERBALIFE NUTRITION LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Step 1: Go to www.envisionreports.com/HLF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/HLF Online Go to www.envisionreports.com/HLF or scan the QR code — login details are located in the shaded bar below. The Sample Company Herbalife Nutrition Ltd. Meeting Notice 037MCB + + Important Notice Regarding the Availability of Proxy Materials for the Herbalife Nutrition Ltd. Annual General Meeting of Shareholders to be Held on April 29, 2020. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 19, 2020 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59 p.m. Eastern Time on April 28, 2020. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HLF. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Herbalife Nutrition Ltd.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received on or before April 19, 2020. Herbalife Nutrition Ltd. Annual General Meeting of Shareholders will be held on April 29, 2020 at 800 W. Olympic Blvd., Suite 406, Los Angeles, CA 90015 at 8:30 a.m. Pacific Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR each nominee listed in Proposal 1 and FOR Proposals 2 through 5. 1. Election of Directors: 01—John Agwunobi 02—James L. Nelson 03—Richard H. Carmona 04—Jonathan Christodoro 05—Hunter C. Gary 06—Nicholas Graziano 07—Alan LeFevre 08—Jesse A. Lynn 09—Juan Miguel Mendoza 10—Michael Montelongo 11—Maria Otero 12—Margarita Paláu-Hernández 13—John Tartol 2. Approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. Approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the casting vote. 4. Approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to require the approval of two-thirds of the members of the Board of Directors then in office to amend the Company’s Principles of Corporate Governance to make any changes to the responsibilities of the Chairman of the Board or the Lead Director as set forth therein. 5. Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Herbalife Nutrition Ltd. Meeting Notice